FedNat Holding Company (NASDAQ: FNHC) Investor Update September 2019

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business and its ability to integrate operations proposed to be acquired; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our compliance with minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; the timing and ability to obtain regulatory approval of applications for transactions and requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of our subsidiaries’ operations may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

FEDNAT CORPORATE PROFILE Key Metrics*: 2Q19 TTM Gross Written Book Value Per Common Share Premiums A homeowners insurer predominantly in Florida $568M $17.96 with controlled expansion in TX, LA, SC and AL. Florida OIR Market Share ** Agency Partnerships Corporate Overview 4.8% 2,500+ • Leader in coastal Florida homeowners market • Expanding presence in neighboring states organically and via M&A Demotech Financial Cash and Investments Stability Rating • High quality book of business with proven underwriting excellence • Strong, large partner agent network and brand recognition $600M+ • Allstate and GEICO agency relationships A • Experienced leadership team * As of June 30, 2019, unless otherwise noted ** Market data as of March 31, 2019 (Source: Florida OIR) 3

POSITIONED TO DRIVE EARNINGS GROWTH THROUGH … ✓ Focus on Core Homeowners business – Exited unprofitable Auto and CGL INCREASED FOCUS ON CORE BUSINESS ✓ Positioned for profitable growth in Florida and neighboring coastal states 1 ✓ Increased underwriting appetite within Florida market with rate adequacy after multiple rate increases and AOB reform ✓ Earning in rate increases equivalent to $20M+ annualized Gross Earned Premium ✓ Expense reductions – $6M annual cost savings from operating efficiencies and exit of 2 IMPROVED OPERATING PROFILE non-core lines of business ✓ AOB – Economic benefits from recently-enacted reform will emerge in the coming quarters ✓ Strong organic premium growth in neighboring coastal markets ✓ Maison acquisition expands total addressable market outside Florida—expected to EXPANDED MARKET OPPORTUNITY immediately generate 10%+ EPS growth and increase ROE by 100 bps 3 ✓ Market growth opportunities within Florida via re-launch of Monarch and pending acquisition of Maison 20% ROE goal in catastrophe-free periods 4

LONG-TERM TRACK RECORD OF BOOK VALUE GROWTH Over $25M returned to shareholders via share repurchases and dividends since January 1, 2017. $20.00 $17.96 $18.00 $16.84 BVPS CAGR 12.7% $16.52 $16.01 $16.29 $16.00 2011 – Q219 $13.91 $14.00 $12.00 $9.79 $10.00 $8.26 $8.00 $7.32 $6.00 $4.00 $2.00 $0.00 * * 2011 2012 2013 2014 2015 2016 2017 2018 * Q2 2019 * * Impacted by full catastrophe reinsurance retention events Note: Based on GAAP financial information 5

COMPELLING VALUATION OPPORTUNITY A v g . A v g . M e d i a n P / E 1 P / B V 2 2 0 1 8 R O E 5.3x 0.6x 8.3% FLORIDA FIVE (“FL5”) 9.1x 1.3x 11.1% SELECT SMALL/MICRO - C A P P E E R S 2 9.9x 0.9x (1.6%) FedNat has laid the foundation for enhanced profitability, but near-term progress has been masked by AOB, non-core business exits, and unusually bad weather 1. SOURCE: Factset, average peer group ratios are based on 2020 consensus estimates as of 8.13.19 2. Greenlight Re and Protective Insurance did not have available 2020 P/BV estimates 6

LEADER IN DYNAMIC FLORIDA HOMEOWNERS MARKET

LEADING POSITION IN FRAGMENTED FLORIDA MARKET Market dominated by “specialists”, with limited national P&C carrier presence 2019 Q1 FL HO FL HO Mkt Share Rank Insurer DWP ($ mm) (%) 1 Universal Insurance 1,018 11.1 2 Citizens Property Insurance 766 8.4 • Nation’s third largest state with 21 million people— 3 FedNat Insurance 436 4.8 4 Security First Insurance 411 4.5 projected at 26 million by 2030 5 Heritage Insurance 410 4.5 6 American Integrity 316 3.5 • $9.1 billion Homeowners insurance market with strong 7 Homeowners Choice 312 3.4 home construction growth throughout the state 8 St. John’s Insurance 311 3.4 9 First Protective 308 3.4 10 United Services Auto (USAA) 229 2.5 • Highly fragmented market with national players comprising 11 Florida Peninsula 227 2.5 less than 20%, none with higher market share than FedNat 12 People’s Trust Insurance 221 2.4 13 ASI Preferred (Progressive) 218 2.4 • FedNat’s focus is on high quality, well-mitigated homes 14 Federal Insurance (Chubb) 180 2.0 15 Olympus Insurance 163 1.8 (built after 1994) – we have ~20% of homes in this class 16 AIG Property Casualty 146 1.6 statewide 17 Safepoint Insurance 137 1.5 18 USAA Casualty 110 1.2 19 American Traditions 106 1.2 • With Citizens policies reduced by ~two-thirds since 2011, 20 Auto Club Insurance 104 1.1 FedNat has opportunity for incremental organic growth 21 Gulfstream Insurance 104 1.1 22 Southern Fidelity 101 1.1 • AOB reform is a positive development 23 Southern Oak 99 1.1 24 Florida Specialty 98 1.1 25 Edison Insurance 96 1.1 Others 2,507 27.5 Total $9,131 100.0 Source: Florida Office of insurance Regulation data as of March 31, 2019 8

DISCIPLINED UNDERWRITING DRIVES IMPROVED ECONOMICS FNIC Homeowners Florida Total Insured Value FNIC Homeowners Florida Market Share and Policies In-Force Premiums in Force and % Market Share 140 300 271 269 264 256 247 270 120 240 238 500 $470.0 $473.9 $471.9 $467.3 6.00% 236 232 $461.5 $452.9 240 $448.8 $444.3 $439.5 $100 $98 $96 100 $93 5.00% $89 210 PIF (Thousands) 400 $86 $85 $84 End Quarterat Force $83 - 180 80 4.00% 300 271 269 264 256 150 247 240 238 236 232 3.00% TIV (Billions) TIV 60 120 200 2.00% 40 90 60 100 Premiums/Policies In 1.00% 20 30 0 0.00% 0 0 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share per OIR Total Insured Value Policies In Force Flat premiums on decreased exposure drives increased profitability 9

RIGOROUS EXPOSURE MANAGEMENT All States 1-in-100 Year Probable Maximum Loss / In-Force Premium Excess-of-Loss Cat Reinsurance (“PML to Premium”) • Even with recent price increase, $15M 300% lower spend for FNIC and MNIC in ‘19/‘20 250% versus ‘17/ ‘18 226% 214% • FNIC and MNIC Homeowners ceded 200% 194% 187% 200% 182% 180% premium ratio for catastrophe coverage 176% 172% at 29% 150% • Same purchasing methodology and level of coverage as preceding years, except 100% nd rd lowered 2 & 3 event Florida hurricane 50% retention to $10M for FNIC/MNIC in ‘19/‘20 0% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Notes: PML modeled using average of AIR and RMS. Includes Monarch National from Q1-18 forward. Assumptions: LT, No LA, No SS 10

2019-2020 REINSURANCE STRUCTURE FNIC / MNIC / MAISON COMBINED $1.3B PROGRAM HIGHLIGHTS 190 Yr • Aggregate limit increased from $1.79B to $1.84B Florida Only • Maximum single event coverage of approximately $1.3B RMS Long Term • Private market reinsurance limit increased ~$150M due to less Florida Hurricane With Loss Amplification Catastrophe Fund protection from a smaller FL book • Reinstatement Premium Protection and cascading structure facilitate coverage across multiple events • Additional protection reduces FNIC/MNIC second and third event Florida hurricane retention to $10 million from $22 million per event. • Partnered with reinsurers with an A.M. Best or S&P rating of “A-” or better, or that Hurricane Irma: $789.0M (63 yr RT) have fully collateralized their maximum potential obligations in dedicated trusts. $1.275B xs $27M Ultimate loss estimate Catastrophe Excess of Loss Reinsurance (Including FHCF Coverage) Multiple Events 2004*: $448M (30 yr RT) REINSURANCE PARTNERS Recast Event: RMS v17 & AIR v5 average Multiple Events 2005**: $670M (57 yr RT) Recast Event: RMS v17 & AIR v5 average Hurricane Michael: $404M (23 yr RT) Ultimate loss Estimate Hurricane Andrew: $319M (19 yr RT) Hurricane Wilma: $203M (10 yr RT) Hurricane Matthew: $52M (5 yr RT) Company Retention - $27M ($20M FNIC + $2M MNIC + $5M nd rd Maison) with 2 /3 Event: $10M per event for Florida Only *2004 Events: Charley, Frances, Ivan & Jeanne (FNIC/MNIC) **2005 Events: Dennis, Katrina, Rita & Wilma 1st Event Florida ($926M, 9/30/19P Structure based on FHCF limit at time of purchase 100 year RMS LT+DS RP) Event losses are combined FNIC + MNIC + Maison totals 11

DISCIPLINED UNDERWRITING APPROACH HIGH - QUALITY BOOK Properties with more advanced wind/hurricane mitigation features and lower All Other Peril (non-catastrophe) losses PROVEN MODEL Generalized Linear Model (“GLM”) used to derive pre-quote pass/fail position based on each risk’s associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration: • Manual reviews of every bound risk to ensure accuracy of information • Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management RATE DISCIPLINE 1 Rates on every policy are a function of FNIC’s historical loss experience, PRUDENT EXPANSION concentration of risk, expenses and Business written by MNIC utilizes a similar current market conditions disciplined approach as its policies are also underwritten by FedNat Underwriters (“FNU”), the Company’s wholly owned MGA FedNat’s meticulous underwriting approach allows it to manage current exposures while profitably underwriting new risks 1. All risks are subject to an annual review to ensure low performing risks are not offered a renewal 12

AOB REFORM! Florida AOB reform took full effect on July 1, 2019 – long-overdue reform will restore rationality to Florida HO market. Reform combined with our AOB mitigation strategy expected to meaningfully benefit our performance. • AOB has been a major drag on the Florida HO market as vendors and attorneys gamed the claims process, driving up costs for all homeowners across the state • Provisions and limitations in the new legislation will reduce inflated claims, which will lower premiums for homeowners over time, reduce reinsurance costs for primary carriers, and return the industry to a more rational claims process • FedNat is well-positioned to benefit from this legislation. Our prior efforts to mitigate AOB risk helped us achieve aggregate 21+% compounded state-wide average homeowners rate increase since 2016, including 4.6% rate increase that took effect in April 2019 • Citizens Property Insurance Corporation recently reduced their rate increase by 5.9% points from an original 8.5% request to a 2.6% request as a result of Florida’s recent AOB reform legislation 13

CORE EARNINGS POWER…MASKED BY HEADWINDS (In millions) $80.0 $70.0 Four full-retention $17.2 $60.0 events in less than three years, after 11 $50.0 years with none! $7.0 $1.6 $40.0 $13.1 $30.8 $30.0 $13.1 $17.9 3 substantial headwinds $23.5 $20.0 $38.9 $9.1 have reduced core earnings since 2015 $19.6 $11.5 $10.0 $5.1 $14.7 $1.3 $4.3 $0.9 $5.3 $3.2 $- 2015 2016 2017 2018 1H2019 Reported Net Income Non-Core AOB Weather (CAT) AOB alone has reduced net income by over $90 million since 2015 14

POSITIONED FOR EARNINGS GROWTH

BROADENING FLORIDA PENETRATION FedNat – Florida Market for Homeowners Panhandle 11.7% • Statewide offering of HO3, HO6, North FL HO4 and DP3 Forms 5.7% • Risk management through Central FL utilization of both analytics and 14.6% Total Florida Tampa/ geographic exposure management Policies in Force St. Pete 13.7% • Distribute through independent for Homeowners/Fire Treasure retail partner agents and national as of June 30, 2019 Coast carrier affinities 7.6% 240,000 • Managed catastrophe exposure by Tri-County ceding risk through reinsurance SW FL 24.6% 22.1% treaties 16

EXECUTING ON NON-FLORIDA MARKET OPPORTUNITY FedNat Non-Florida In-Force Premium $ in thousands 120,000 $105,937 • FedNat’s non-Florida book has 100,000 increased by $96.4M of premium since 12/31/2014 with the help of MGU $81,453 +30% 80,000 Partner • Gaining market share in Texas, 60,000 Louisiana, South Carolina and Alabama $54,643 +49% • 61,000 policies in-force 40,000 $35,385 +54% $22,287 +59% 20,000 $9,518 +134% - 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 6/30/2019 Louisiana Alabama South Carolina Texas 17

COASTAL STATE MARKET EXPANSION - HOMEOWNERS FedNat In-Force Policy Counts - Regionally • Limited to Gulf and Atlantic coastal states offering P&C policies • Focus on hurricane zones Texas 1 and 2 where need is greatest 8.3% Louisiana 6.8% Florida • Leveraging best practices developed over our 25+ years of experience 80.0% • Organic non-Florida growth via voluntary business distributed South Carolina 3.8% Alabama through partner managing general 1.1% underwriter and national carrier affiliations Note: Based on homeowners/fire lines of business 18

MAISON ACQUISITION SUMMARY Accelerates Total Addressable Market Limited Execution Risk Financial Benefits Outside Florida ✓ Increases presence in Texas and Louisiana--$84 ✓ Bolt-on acquisition ✓ $7 million of reinsurance synergies in ‘19/‘20 treaty year million of profitable non-FL premium ✓ New premium represents less than 20% of current ✓ Creates new distribution channel with direct ✓ Expense synergies estimated at $3.3 million in 2020, GWP volume access to non-Florida agents before integration costs, primarily from in-sourcing ✓ Transaction includes only the homeowners ✓ Provides additional carrier to further penetrate ✓ Immediately accretive—expected to immediately Florida market product line generate 10%+ EPS growth and increase ROE by 100 bps ✓ No new lines of business ✓ No new states of operation ✓ Multiple rate increases earnings in, including 11.6% ✓ Continuity of key management effective January 2019, plus an additional 30.5% effective August 2019, on their Texas book of business ✓ Generates additional scale at a purchase cost of $9 million above acquired book value Strategic acquisition that accelerates our earnings growth strategy, on track to close in December of 2019. Synergies alone drive 10%+ ROE on purchase price. 19

COASTAL STATE MARKET EXPANSION – WITH MAISON FedNat and Maison In-Force Policy Counts - Regionally 33% Non-Florida, with Maison Texas 14.7% Louisiana 14.0% Florida 67.3% South Carolina 3.1% Alabama 0.9% Note: Based on homeowners/fire lines of business as of 6/30/2019 20

FLORIDA & NON-FLORIDA PREMIUM TRENDS FedNat In-Force Premium (In thousands) 750,000 • Premium mix shifting to non-Florida. 700,000 $656,074 • Non-Florida growth has offset aggressive 650,000 exposure management in the Florida book of business. 600,000 • Avg. Premium in the Florida book of $543,361 $540,953 $543,280 550,000 $537,259 $540,845 $541,731 $527,782 business has grown over the past 2 years. $521,143 500,000 • Maison’s book will add $84.2M of non- Florida premium to FedNat’s current 450,000 book, an increase of 79%. 400,000 350,000 03/31/17 06/30/17 09/30/17 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 6/30/2019 + Maison Florida Non-Florida Note: 6/30/2019 annualized figures include Maison for illustrated purposes, the Maison deal is expected to close by the end of 2019. 21

MIDDLE MARKET OPPORTUNITY FL HO Insurance Market Segments FedNat Priorities HIGH - END SEGMENT • High quality Historical Focus • Well-mitigated risk ~25% of FL HO Market MIDDLE MARKET SEGMENT • Risk-adjusted houses Underweight = VAST MIDDLE-MARKET LOW - END SEGMENT Our Opportunity GROWTH OPPORTUNITY • Poorly Mitigated ~50% of total HO • Less Mitigated Features Insurance Market Not Our Focus ~25% of FL HO Market 22

FINANCIAL OVERVIEW

RECENT FINANCIAL & OPERATING HIGHLIGHTS (in thousands) 2Q18 3Q18 4Q18* 1Q19** 2Q19*** Q2 NOTES/HIGHLIGHTS Income Statement Data: Gross Premiums Written $166,734 $139,022 $127,613 $132,233 $169,170 • Strong adjusted operating income result of $0.44 per share despite twelve catastrophic Net Premiums Earned 83,557 98,493 91,098 88,784 92,306 weather events impacting Texas, Louisiana and other states. Net Investment Income 2,978 3,137 3,402 3,710 4,259 Net Income (Loss) 8,820 7,950 (9,305) (3,865) 7,110 • Net earned premiums increased 10% over 2Q18 driven by lower catastrophe Diluted Earnings Per Share 0.69 0.62 (0.73) (0.30) 0.55 reinsurance spend and strong non-Florida Adjusted Operating Income 9,103 7,360 (4,937) (2,394) 5,666 premium earned growth (up 57%). Adjusted Operating Income Per Share $0.71 $0.57 ($0.39) ($0.19) $0.44 • $9.3 million of claims from severe weather Balance Sheet Data: represents 10 points on combined ratio and $0.54 per share, after-tax. Cash and Investments 532,084 518,395 515,948 569,423 611,522 Shareholders Equity 215,028 222,936 215,259 217,916 230,785 • Annualized ROE of 10.1% in Q2 excluding investment gains—almost 17%, excluding Book Value per Share $16.89 $17.45 $16.84 $16.98 $17.96 PCS Event # 1927. Financial Ratios: • Ongoing contribution from $6 million in Net Loss Ratio 56.9% 63.4% 79.4% 75.3% 70.8% staff savings. Net Expense Ratio 42.1% 36.9% 38.9% 38.9% 30.7% Net Combined Ratio 99.0% 100.3% 118.3% 114.2% 101.5% • Holding company liquidity of $115 million as of June 30. * Impact from Hurricane Michael was $23 million, pre-tax, and approximately $17.2 million, after-tax. ** Impact from the Brevard County hail storm was $18.7 million, pre-tax, and approximately $14.0 million, after-tax. *** Impact from 12 PCS weather events was $9.3 million, pre-tax, and approximately $6.9 million, after-tax. 24

IMPROVING EX-CAT UNDERWRITING PROFITABILITY 130% 110% 99% 100% 93% 93% 92% 90% 37% 42% 39% 39% 70% 39% 50% 63% 57% 54% 54% 52% 30% Q2 2018 Q3 2018 Q4 2018* Q1 2019** Q2 2019*** Net Loss Ratio Net Expense Ratio Net Combined Ratio Steady improvement in net combined ratio for the last four quarters, ex-weather; Stable net loss and expense ratio * Excludes Hurricane Michael, which impacted the net loss and combined ratios by 25 points. ** Excludes the Brevard County hail storm, which impacted the net loss and combined ratios by 21 points. *** Excludes 2Q PCS events, which impacted the net loss ratio by 18 points and the combined ratios by 10 points. 25

RESULTS BY LOB: EXIT FROM NON-CORE LINES CONTRIBUTING TO EARNINGS IMPROVEMENT (In thousands) Q2 2018 Q1 2019** Q2 2019*** HO Auto Other Consolidated HO Auto Other Consolidated HO Auto Other Consolidated Total Revenue $85,474 $3,374 $6,927 $95,742 $93,651 $20 $7,526 $101,197 $97,299 $3 $7,999 $105,301 Costs and expenses: Losses and loss adjustment expenses 42,617 1,932 3,021 47,570 63,330 844 2,665 66,839 62,482 1,208 1,650 65,340 All other expenses 31,566 1,691 2,899 36,156 32,227 85 7,284 39,596 26,772 66 3,418 30,256 Total costs and expenses 74,183 3,623 5,920 83,726 95,557 929 9,949 106,435 89,254 1,274 5,068 95,596 Income before income taxes 11,291 (282) 1,007 12,016 (1,906) (909) (2,423) (5,238) 8,045 (1,271) 2,931 9,705 Income taxes 2,861 (71) 406 3,196 (483) (230) (660) (1,373) 2,039 (322) 878 2,595 Net income 8,430 (211) 601 8,820 (1,423) (679) (1,763) (3,865) 6,006 (949) 2,053 7,110 Net loss attributable to noncontrolling interest - - - - - - - - - - - - Net income attributable to FNHC shareholders 8,430 (211) 601 8,820 (1,423)* (679) (1,763) (3,865) 6,006 (949) 2,053 7,110 Adjusted operating income $8,828 ($200) $475 $9,103 ($1,387) ($679) ($328) ($2,394) $6,020 ($949) $595 $5,666 Excluding catastrophe weather, Homeowners earned $12.9M in 2Q19. * The “Other” line of business primarily consists of our commercial general liability and federal flood businesses, along with corporate and investment operations. ** The Brevard County hail storm impacted 1Q19 losses by $18.7 million, and net income by approximately $14.0 million. *** PCS weather events increased 2Q19 losses by $17 million, benefited expenses by $8M and decreased net income by approximately $6.9 million. 26

FAVORABLE PREMIUM COMPOSITION Gross Premiums Written Net Premiums Earned 7.5% 5.2% 12.3% 16.9% YTD 2018 Florida Homeowners 80.2% 77.9% Non-Florida Homeowners Non-Core 0.8% 2.6% 20.9% 20.4% YTD 2019 77.0% 78.3% 27

INVESTMENT PORTFOLIO COMPOSITION Corporate & Collaterized Mortgage Obligations $289.6 • Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize risk, across a range of economic scenarios • As of 6/30/2019, 98.4% of the Company’s fixed State. Muni, and income portfolio was rated investment grade Political Subs $11.7 • Average duration: 3.76 years • Composite rating: A- (S&P Composite) Common Stock & • YTM: 2.71% Mutual Funds $22.1 • Book yield: 3.30% • Historical total returns on cash and investments as of 6/30/2019 • 1 Year: 6.57% Cash and Cash US Gov. & Agency • Equivalents 2 Years: 3.48% $133.8 Sec. $154.3 as of June 30, 2019 (in millions) 28

LIQUIDITY & LEVERAGE Non-insurance Liquidity Cash Flow from Operations $ in millions $ in millions $115 $40 $120 $32 $106 $29 $30 $100 $20 $80 $65 $10 $2 $60 $55 $53 $0 $40 -$10 -$7 $20 -$20 -$13 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q2 2018 Q3 2018 Q4 2018* Q1 2019** Q2 2019 * Impacted by Hurricane Michael. ** Impacted by Brevard County Hail Storm. Financial Leverage Underwriting Leverage Debt/Capital NPE/Equity 35% 45% 44.2% 31.1% 29.9% * 30% 44% 43% 42.3% 25% 42% 20% 40.7% 17.1% 16.6% 17.1% 41% 40.0% 15% 40% 38.9% 10% 39% 5% 38% 37% 0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 36% Q2 2018 Q3 2018* Q4 2018 Q1 2019 Q2 2019 * Closing of the Maison transaction expected to decrease the * Driven by lower ceded catastrophe reinsurance premiums. debt to capital ratio by 2 points. 29

CORE EARNINGS POWER (In thousands) Pre-Tax After-Tax 2Q19, as reported $9,705 $7,110 Exclude: Catastrophe weather 9,300 6,943 Non-core adverse development 2,100 1,568 Investment gains (1,955) (1,460) Earnings Power $19,150 $14,161 2Q19 earnings power drives core business ROE of almost 25% Note: Once fully earned, the benefit of the April 2019 4.6% rate increase will exceed the higher cost of our catastrophe reinsurance program that took effect July 1, 2019. 30

EARNINGS GROWTH DRIVERS • Expected increase in homeowners gross earned premiums • 4.6% Florida Homeowners rate increase effective April 2019 • With other 2019 Florida increases, translates to approximately $20 million of additional annual GEP (once fully earned) • Continued strong organic growth (20%+) in non-Florida gross premiums • Path to eliminate headwinds from exit of unprofitable non-core business lines • AOB reform + recent rate increases • Closing of accretive Maison transaction in December 2019, generating • Expected to immediately generate 10%+ EPS growth and increase ROE by 100 bps • Ongoing savings from operating efficiency initiatives • $1.5 million per quarter run rate, or approximately 160 combined ratio bps 31

Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com Bernie Kilkelly Investor Relations, Ellipsis Phone: 954-308-1409 ir@FedNat.com